Exhibit 99.2

COMPANY PRESENTATION January 2012 Specialists Serving Specialists

Statements contained in this presentation that relate to future, not past, events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations of future events and often can be identified by words such as “expect,” “anticipate,” “project,” “intend,” “will,” “may,” “believe,” “should,” “could,” “continue,” “estimate,” “outlook,” “guidance,” other words of similar meaning or the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause Tornier’s actual results to be materially different than those expressed in or implied by Tornier’s forward-looking statements. For Tornier, such uncertainties and risks include, among others, Tornier’s future operating results and financial performance, fluctuations in foreign currency exchange rates, the effect of global economic conditions, the timing of regulatory approvals and introduction of new products, physician acceptance, endorsement, and use of new products; the effect of regulatory actions, changes in and adoption of reimbursement rates, potential product recalls, competitor activities and the costs and effects of litigation and changes in tax and other legislation. More detailed information on these and other factors that could affect Tornier’s actual results are described in Tornier’s filings with the U.S. Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Tornier undertakes no obligation to update its forward-looking statements. Forward-Looking Statements

Tornier uses certain non-GAAP financial measures in this presentation, such as Adjusted EBITDA and constant currency. Tornier uses non-GAAP financial measures as supplemental measures of performance and believes these measures provide useful information to investors in evaluating Tornier’s operations, period over period. However, non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for Tornier’s financial results prepared in accordance with GAAP. In addition, investors should note that any non-GAAP financial measure Tornier uses may not be the same non-GAAP financial measure, and may not be calculated in the same manner, as that of other companies. A reconciliation of the non-GAAP financial measures used in the presentation to the most directly comparable GAAP financial measures can be found on Tornier’s website www.tornier.com under the “Non-GAAP Measure Reconciliation Tables” section of the “Investor Relations” page. Non-GAAP Financial Measures

President and CEO DOUG KOHRS

EXTREMITIES Specialists Serving Specialists Global Medical Device Company, Focusing on Surgeons Treating Extremities Injuries and Disorders

THE RESULTS and $261M 2011 Revenues 19 New Product Launches Our Focus-Driven Success THE FOCUS Large, Rapidly Growing Extremities Market Sales Channel Targeted to Extremities Specialist Science and Education Leadership Product Innovation Leader

The Growth Story of the Next Decade: Extremities 1990s LARGE JOINTS SPINE 2000s EXTREMITIES 2010s

11% 10% 11% 12% Large and Growing Extremities Market: $5B Source: Millennium Research Group, Management Estimates 2009-2013 MARKET GROWTH 2011 Tornier Extremities Growth of 14% in constant currency

Extremity Market Growth Drivers Activity Levels Increase Procedure Demand Education Initiatives Drive Market Awareness Early Stages of Innovation Novel Designs and Materials Expand Indications Significant Room for Clinical Improvement Tornier Evidence-Based Medicine Will Drive Increased Adoption PATIENTS OUTCOMES TECHNOLOGY

The Result: A Sustainable Competitive Advantage Created a Single, Focused EXTREMITY SALES CHANNEL Broadened Our EXTREMITIES PORTFOLIO Expanded into KEY INTERNATIONAL MARKETS Expanded Into SPORTS and BIOLOGICS Markets ROBUST NEW PRODUCT PIPELINE 20+% VITALITY INDEX

5 Year Outlook ~85% ~15% Rapidly Growing Extremities Revenues 2007 $145M $261M 2011 29% 71% 22% 78% Extremities Large Joints/Other TORNIER REVENUES

Focused Sales Channel Composition

TORNIER





U.S.	International
11% Revenue Growth (2011)	**14%* Revenue Growth (2011)**

U.S.

11% Revenue Growth
(2011)

- 21 Independent Distributors
  - ~ 250 Sales Representatives
  - ~ $600K Tornier Sales per Rep
- Strongly Aligned with Tornier
  - Few "Mind Share" Competitive Situations
  - Follow AdvaMed Guidelines

International

14%* Revenue Growth
(2011)

- Direct in Most of Europe and Australia
  - Focused Extremities Channel
- Untapped Revenue Potential in Japan, South America and China
- Follow Eucomed Guidelines

*in constant currency.

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The “Go-To” Company for the Extremity Specialist ACTIVE FUNDAMENTAL RESEARCH GROUP Pyrolytic Carbon Materials Biologic Augmentation Synthetic Growth Factors PROACTIVE CLINICAL STRATEGY Shoulder IDE Study in U.S. “Publish or Perish” Mentality COMMITMENT TO CLINICAL EDUCATION Significant Investments in Education Unique Masters and Fellows Courses RESPECTED FOR SCIENTIFIC RIGOR

Tornier’s Breadth and Depth in Extremities JOINT REPLACEMENTS BONE REPAIR BIOLOGICS SPORTS MEDICINE Shoulder Hand, Wrist and Elbow Foot and Ankle SPECIALTY FOCUS TECHNOLOGY 65 Extremities Products 13 12 10 23 15 12 1 2 14 2 4 17 4 9 9 14 31 In The Pipeline

Accelerating Share Capture in Shoulders TORNIER DRIVERS Move to Bone Preservation New Device Designs and Materials Expand Patient Pool Creation of New Product Categories Focus on Minimally Invasive Techniques U.S. MARKET SHARE 22% Source: Millennium Research Group

Market-Expanding Shoulder Technology Preserves Bone Stock in Younger Patients Designed to Facilitate Revision, A Growing % of Shoulder Cases 16% Upper Extremity Constant Currency Growth in 2011 Stemless Shoulder Traditional Shoulder Minimally Invasive Shoulder Bone Sparing Shoulder Aequalis® Ascend™ Simpliciti™ InsPyre™

Leadership in Foot and Ankle 31% U.S. JOINT REPLACEMENT MARKET SHARE Source: Millennium Research Group TORNIER DRIVERS Patients Expect Greater Mobility — Insurers Expanding Coverage Procedure-Specific Implants — Calcaneal Fracture System — Ankle Fusion System Revision Total Ankle Market Next Growth Opportunity 2011 Constant Currency Growth of 8%

Rapid Growth in Sports Medicine and Biologics $6.6M 2009 $14.8M 2011 Tornier Revenues $13.2M 2010 OUR EMERGING POSITION TORNIER DRIVERS Baby Boomer Activity Drives More Sports Injuries Tornier Product Innovation Accelerating Patient Adoption Low Capital Intensity Accelerates Innovation 2011 Constant Currency Growth of 10%

Well Positioned for Financial Leverage Consistent, Double-Digit Revenue Growth Continuing Global Revenue Diversification Investments in Education and Scientific Rigor Seed the Future Leveraging In-House Manufacturing Capacity Leveraging Sales and Marketing Infrastructure

Consistent, Double-Digit Revenue Growth Rate $ Millions CAGR 14%

Balanced Global Extremities Revenue Long Term Upper Extremities Large Joints/Others Sports Medicine & Biologics Lower Extremities $261M 2011 by Product Group Upper Extremities Large Joints/Others Sports Medicine & Biologics Lower Extremities 2011 by Geography $261M U.S. International

Improving Adjusted EBITDA* Margin *As Defined in S-1. -1% 10-11% 8% 5% 2008 2009 2010 2011 Guidance

Our Growth Strategy Continue to Innovate Across Portfolio 10 - 15 New Products Per Year Feed Our Focused Sales Channel Driving Balanced Global Extremities Growth Increase In-House Manufacturing Insourcing Begun on Key Growth Products Accelerate Geographic Expansion Japan, Brazil, China

THE RESULTS and #1 Globally In Extremities World-Class Financial Metrics Our Focus-Driven Success THE FOCUS Large, Rapidly Growing Extremities Market Sales Channel Targeted to Extremities Specialist Science and Education Leadership Product Innovation Leader

Specialists Serving Specialists